Exhibit 99.2

LIVE HERE

BRE Properties, Inc.

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the Quarter Ended December 31, 2012

Q4

bre

Be here, be home.

BRE Properties, Inc.

Fourth Quarter 2012

Earnings Release and

Supplemental Financial Data

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and its operating performance, and is based on BRE’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

Information included in this supplemental package is unaudited.

BRE Properties, Inc.

Financial and Operating Highlights

Fourth Quarter 2012

(Unaudited; in thousands, except per share, ratio and community data)

Selected Financial Results

	Quarter ending December 31,
	2012	2011
Total revenues (1)	$100,295	$93,894
Total real estate expenses (1)	$31,162	$29,712
G&A expense	$5,696	$5,697
EBITDA (2)	$65,559	$61,914
Interest expense	$17,979	$18,103
Net income	$73,805	$33,574
Funds from operations (2)	$46,962	$43,307
Net income per share (3)	$0.96	$0.44
FFO per share (2) , (3)	$0.61	$0.57
Core FFO per share (2) , (3)	$0.61	$0.57

	Twelve Months ending December 31,
	2012	2011
Total revenues (1)	$390,138	$363,059
Total real estate expenses (1)	$122,996	$116,814
G&A expense	$22,848	$21,768
EBITDA (2)	$254,481	$239,602
Interest expense	$68,467	$74,964
Net income	$133,499	$66,461
Funds from operations (2)	$168,859	$154,442
Net income per share (3)	$1.74	$0.93
FFO per share (2) , (3)	$2.19	$2.14
Core FFO per share (2) , (3)	$2.39	$2.20

Financial Metrics

	Quarter ending December 31,
	2012		2011
Debt-to-EBITDA(5)	6.5	x	6.7	x
Debt plus preferred stock-to-EBITDA(5)	6.7	x	6.9	x
Debt-to-total market capitalization	30.4%		30.0%
Debt-to-gross assets	40.2%		40.7%
Secured debt-to-gross assets	17.2%		19.8%
Interest coverage ratio(6)	2.8	x	2.8	x
Fixed charge coverage ratio(6)	2.6	x	2.6	x

Capitalization

BRE common share price, 9/30/12	$46.89
BRE common share price, 12/31/12	$50.83
Common shares and units - Outstanding
Period End (excluding dilutive equity awards)	76,925
Total funded debt	$1,731,960
Preferred equity (liquidation value)	$53,993
Common equity (at market)	$3,910,098
Total market capitalization	$5,696,051
Total assets (gross)	$4,310,169

Same-Store Operating Results

	Quarter ending December 31,
	2012	2011
Revenue growth (%)	5.6%	5.5	% (7)
Expense growth (%)	4.4%	3.0	% (7)
NOI growth (%)	6.2%	6.6	% (7)
Operating margin	69.4%	69.0%
Occupancy (avg. physical)	95.7%	95.4%
Annualized turnover ratio	55.5%	52.2%

	Twelve Months ending December 31,
	2012	2011
Revenue growth (%)	5.5%	3.4	% (7)
Expense growth (%)	3.6%	1.5	% (7)
NOI growth (%)	6.4%	4.3	% (7)
Operating margin	68.8%	68.3%
Occupancy (avg. physical)	95.5%	95.5%
Annual turnover ratio	61.3%	59.8%

Non Same-Store Operating Results

	Quarter ending December 31,
	2012	2011
Revenues	$8,113	$6,688
NOI	$5,409	$4,338
Gross asset value	$409,806	$292,396
Homes	1,698	1,362	(8)
Communities	6	6	(8)

	Twelve months ending December 31,
	2012	2011
Revenues	$29,207	$14,355
NOI	$19,824	$9,588

Community Information

As of December 31, 2012

	Communities	Homes	NOI %(9)
Operating:
Wholly or majority owned
Same-store	68	19,462	89%
Non same-store	6	1,698	10%

Total	74	21,160	99%
Joint venture	8	2,864	1%
Development Pipeline:
Under construction	4	1,188
Land owned for development	3	869
Land under contract	1	358

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income. Expenses exclude discontinued operations.
(2)	Please refer to Exhibit C for definitions and reconciliations of all non-GAAP financial measures presented in this package.
(3)	Represents diluted per share amounts.
(4)	Includes a $15,000,000 non cash asset impairment charge on Land under development that was transferred to held for sale during the quarter ended December 31, 2012.
(5)	For the purpose of this calculation, EBITDA excludes NOI from communities sold during the quarter.
(6)	Includes GAAP interest and capitalized interest (gross interest incurred). Fixed charges include gross interest incurred, preferred dividends and recurring cash amortization on secured debt.
(7)	For comparison purposes, 2012 data represents results for same-store pool established 1/1/2012; 2011 data represents results for same-store pool established 1/1/2011.
(8)	Represents Q4’12 non same-store homes as of the end of each period presented. Non same-store communities may not be consistent in each period.
(9)	Represents percentage of total NOI for the twelve months ended December 31, 2012.

BRE Properties, Inc.

Consolidated Balance Sheets

Fourth Quarter 2012

(Unaudited, in thousands, except per share, unit and per unit data)

	December 31, 2012	December 31, 2011
ASSETS
Real estate portfolio:
Direct investments in real estate:
Investments in rental communities	$3,722,838	$3,607,045
Construction in progress	302,263	246,347
Less: accumulated depreciation	(811,187)	(729,151)

	3,213,914	3,124,241
Equity in real estate joint ventures:
Investments	40,753	63,313
Real estate held for sale, net	23,065	—
Land under development	104,675	101,023

Total real estate portfolio	3,382,407	3,288,577
Cash	62,241	9,600
Other assets	54,334	54,444

TOTAL ASSETS	$3,498,982	$3,352,621

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Unsecured senior notes	$990,018	$724,957
Unsecured line of credit	—	129,000
Mortgage loans payable	741,942	808,714
Accounts payable and accrued expenses	75,789	63,273

Total liabilities	1,807,749	1,725,944

Redeemable and other noncontrolling interests	4,751	16,228

Shareholders’ equity:
Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 2,159,715 shares with $25 liquidation preference issued and outstanding at December 31, 2012 and December 31, 2011, respectively.	22	22
Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 76,925,351 and 75,556,167 at December 31, 2012 and December 31, 2011, respectively.	769	756
Additional paid-in capital	1,685,691	1,609,671

Total shareholders’ equity	1,686,482	1,610,449

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$3,498,982	$3,352,621

BRE Properties, Inc.

Consolidated Statements of Income

Quarters and Twelve Months Ended December 31, 2012 and 2011

(Unaudited, in thousands, except per share, unit and per unit data)

	Quarter ended 12/31/12	Quarter ended 12/31/11	Twelve months ended 12/31/12	Twelve months ended 12/31/11
REVENUES
Rental income	$96,295	$90,367	$374,982	$349,667
Ancillary income	4,000	3,527	15,156	13,392

Total revenues	100,295	93,894	390,138	363,059
EXPENSES
Real estate	$31,162	$29,712	$122,996	$116,814
Provision for depreciation	26,519	25,301	100,518	101,047
Interest	17,979	18,103	68,467	74,964
General and administrative	5,696	5,697	22,848	21,768
Other expenses (1)	—	—	15,000	402

Total expenses	81,356	78,813	329,829	314,995
Other income	565	657	2,530	2,536

Net income before noncontrolling interests, partnership income and discontinued operations	19,504	15,738	62,839	50,600
Income from unconsolidated entities	519	726	2,644	2,888
Net gain on sale of unconsolidated entities	—	2,022	6,025	4,270

Income from continuing operations	20,023	18,486	71,508	57,758
Discontinued operations:
Discontinued operations, net (2)	936	1,675	3,913	6,808
Net gain on sales of discontinued operations	53,856	14,489	62,136	14,489

Income from discontinued operations	54,792	16,164	66,049	21,297

NET INCOME	$74,815	$34,650	$137,557	$79,055
Redeemable and other noncontrolling interest in income	99	165	413	1,168
Redemption related preferred stock issuance cost	—	—	—	3,771
Dividends attributable to preferred stock	911	911	3,645	7,655

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$73,805	$33,574	$133,499	$66,461

Net income per common share - basic	$0.96	$0.45	$1.74	$0.93

Net income per common share - diluted	$0.96	$0.44	$1.74	$0.93

Weighted average shares outstanding - basic (3)	76,872	75,415	76,567	71,220

Weighted average shares outstanding - diluted (3)	77,180	75,830	76,920	71,670

(1)

For the twelve months ended December 31, 2012, Other expenses included a $15,000,000 impairment charge related to a land parcel in Land under development that was transferred to Real estate held for sale, net. For the twelve months ended December 31, 2011, Other expenses included $402,000 related to acquisition costs.

(2)	Includes three communities sold during 2012 and two communities sold during 2011.

	Quarter ended 12/31/12	Quarter ended 12/31/11	Twelve months ended 12/31/12	Twelve months ended 12/31/11
Rental and ancillary income	$1,551	$3,014	$7,299	$14,561
Real estate expenses	(513)	(968)	(2,286)	(4,860)
Provision for depreciation	(102)	(371)	(1,100)	(2,893)

Discontinued operations, net	$936	$1,675	$3,913	$6,808

(3)	See analysis of weighted average shares and ending shares in Exhibit A.

BRE Properties, Inc.

Consolidated Statements of Income

Past Five Quarters

(Unaudited, in thousands, except per share, unit and per unit data)

	Dec. 31, 2012	Sept. 30, 2012	Jun. 30 2012	Mar. 31, 2012	Dec. 31, 2011
REVENUES
Rental income	$96,295	$94,777	$92,661	$91,249	$90,367
Ancillary income	4,000	3,817	3,725	3,615	3,527

Total revenues	100,295	98,594	96,386	94,864	93,894
EXPENSES
Real estate	$31,162	$31,178	$30,344	$30,312	$29,712
Provision for depreciation	26,519	24,789	24,543	24,667	25,301
Interest	17,979	16,998	16,272	17,218	18,103
General and administrative	5,696	5,093	6,211	5,847	5,697
Other expenses	—	15,000	—	—	—

Total expenses	81,356	93,058	77,370	78,044	78,813
Other income	565	740	706	520	657

Net income before noncontrolling interests, partnership income and discontinued operations	19,504	6,276	19,722	17,340	15,738
Income from unconsolidated entities	519	669	728	727	726
Net gain on sale of unconsolidated entities	—	6,025	—	—	2,022

Income from continuing operations	20,023	12,970	20,450	18,067	18,486
Discontinued operations:
Discontinued operations, net (1)	936	936	983	1,057	1,675
Net gain on sales of discontinued operations	53,856	—	8,279	—	14,489

Income from discontinued operations	54,792	936	9,263	1,057	16,164

NET INCOME	$74,815	$13,906	$29,712	$19,124	$34,650
Redeemable and other noncontrolling interest in income	99	105	105	105	165
Dividends attributable to preferred stock	911	911	911	911	911

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$73,805	$12,890	$28,696	$18,108	$33,574

Net income per common share - basic	$0.96	$0.17	$0.37	$0.24	$0.45

Net income per common share - diluted	$0.96	$0.17	$0.37	$0.24	$0.44

Weighted average shares outstanding - basic (2)	76,872	76,813	76,735	76,000	75,415

Weighted average shares outstanding - diluted (2)	77,180	77,130	77,070	76,380	75,830

(1)	Details of earnings from discontinued operations, net:

	Dec. 31, 2012	Sept. 30, 2012	Jun. 30 2012	Mar. 31, 2012	Dec. 31, 2011
Rental and ancillary income	$1,551	$1,757	$1,912	$2,080	$3,014
Real estate expenses	(513)	(513)	(603)	(658)	(968)
Provision for depreciation	(102)	(308)	(326)	(365)	(371)

Income from discontinued operations, net	$936	$936	$983	$1,057	$1,675

(2)	See analysis of weighted average shares and ending shares in Exhibit A.

Reconciliation of Funds from Operations (FFO)

(Unaudited, in thousands, except per share, unit and per unit data)

CALCULATION OF FFO	Dec. 31, 2012	Sept. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$73,805	$12,890	$28,696	$18,108	$33,574
Add back/ exclude:
Depreciation from continuing operations	26,519	24,789	24,543	24,667	25,301
Depreciation from discontinued operations	102	308	326	365	371
Redeemable and other noncontrolling interest in income	99	105	105	105	165
Depreciation from unconsolidated entities	392	512	504	495	512
Net (gain) on sales from unconsolidated entity	—	(6,025)	—	—	(2,022)
Net (gain) on sales of discontinued operations	(53,856)	—	(8,279)	—	(14,489)
Less: Other noncontrolling interests in income not convertible to common stock	(99)	(105)	(105)	(105)	(105)

FUNDS FROM OPERATIONS (1)	$46,962	$32,474	$45,789	$43,634	$43,307

NON CORE ITEMS IN PERIODS PRESENTED
Non cash asset impairment charge(2)	—	15,000	—	—	—

CORE FUNDS FROM OPERATIONS (3)	$46,962	$47,474	$45,789	$43,634	$43,307

Weighted average shares and equivalents outstanding - diluted	77,180	77,130	77,070	76,440	76,100

Funds from operations (per share) - diluted	$0.61	$0.42	$0.59	$0.57	$0.57

Core Funds from operations (per share) - diluted	$0.61	$0.62	$0.59	$0.57	$0.57

(1)	Funds From Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit C for further definition.
(2)	For the quarter ended September 30, 2012, EPS and FFO totals included a $15,000,000 impairment charge related to Land under development that was transferred to Real estate held for sale, net.
(3)	Core Funds From Operations (“Core FFO”) begins with FFO as defined by the NAREIT White Paper and adjust for the following:
•	The impact of any expenses relating to non-operating asset impairment and valuation allowances;
•	Property acquisition costs and pursuit cost write-offs (other expenses);
•	Gains and losses from early debt extinguishment, including prepayment penalties and preferred share redemptions;
•	Executive level severance costs;
•	Gains and losses on the sales of non-operating assets, and
•	Other non-comparable items

CAPITAL EXPENDITURES	Dec. 31, 2012	Sept. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011
Recurring capital expenditures	$5,698	$6,378	$5,496	$2,537	$6,033

Average apartment homes in period	21,101	21,240	21,288	21,336	21,654
Capital expenditures per apartment home in period	$270	$300	$258	$119	$279
Capital expenditures per apartment home-trailing four quarters	$947	$956	$892	$865	$977
Revenue enhancing rehabilitation and other	$12,564	$9,174	$8,922	$3,760	$6,982

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Quarters ended December 31, 2012 and 2011

(Dollar amounts in thousands)

			Revenues			Expenses
Region	No. of Communities	No. of Homes	Q4’12	Q4’11	% Change	Q4’12	Q4’11	% Change
California
San Diego	11	3,640	$17,107	$16,730	2.3%	$5,027	$4,773	5.3%
Inland Empire	5	1,173	5,008	4,889	2.4%	1,624	1,533	5.9%
Orange County	11	3,349	15,384	14,819	3.8%	4,886	4,797	1.9%
Los Angeles	13	3,047	16,098	15,430	4.3%	5,242	4,840	8.3%
San Francisco Bay Area	12	3,495	20,229	18,415	9.9%	5,310	5,037	5.4%

Subtotal; California	52	14,704	$73,826	$70,283	5.0%	$22,089	$20,980	5.3%
Washington
Seattle	13	3,456	13,975	12,748	9.6%	4,638	4,562	1.7%
Non Core Markets (1)	3	1,302	3,915	3,818	2.5%	1,363	1,370	-0.5%

Total Same-Store (2)	68	19,462	$91,716	$86,849	5.6%	$28,090	$26,912	4.4%

			Net Operating Income
Region	No. of Communities	No. of Homes	Q4’12	Q4’11	% Change	% of Total
California
San Diego	11	3,640	$12,080	$11,957	1.0%	19.0%
Inland Empire	5	1,173	3,384	3,356	0.8%	5.3%
Orange County	11	3,349	10,498	10,022	4.7%	16.5%
Los Angeles	13	3,047	10,856	10,590	2.5%	17.1%
San Francisco Bay Area	12	3,495	14,919	13,378	11.5%	23.4%

Subtotal; California	52	14,704	$51,737	$49,303	4.9%	81.4%
Washington
Seattle	13	3,456	9,337	8,186	14.1%	14.7%
Non Core Markets (1)	3	1,302	2,552	2,448	4.2%	3.9%

Total Same-Store (2)	68	19,462	$63,626	$59,937	6.2%	100.0%

			Net Operating Income		Avg. Physical Occupancy	Gross Carrying Value
“Non Same-Store” Summary	No. of Communities	No. of Homes	Q4’12	Q4’11	Q4’12	Q4’12
Acquired communities (3)	3	652	$2,380	$2,086	95.7%	$173,182
Lease up communities (4)	2	606	1,699	980	64.1%	194,063
Rehabilitation communities (5)	1	440	1,330	1,271	93.3%	42,561
Joint venture income (6)	8	2,864	519	726
Commercial and Other (7)	n/a	n/a	98	(92)
Other income	n/a	n/a	565	657
Discontinued operations (8)	5	1,146	1,038	2,046

Total Non Same-Store	19	5,708	$7,629	$7,674	83.8%	$409,806

Less Communities Sold in 2011 and 2012	(5)	(1,146)
Total All Homes / NOI	82	24,024	$71,255	$67,611

(1)	Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).
(2)	Consists of communities completed, stabilized and owned by BRE for at least two twelve month periods. The term stabilized refers to communities that have reached a physical occupancy of at least 93%.
(3)	Consists of NOI from three communities acquired after January 1, 2011.
(4)	Consists of NOI from two development communities not yet included in the same-store portfolio.
(5)	Consists of NOI from one community under significant rehabilitation.
(6)	Consists of our percentage of net income derived from joint venture investments in rental communities. See page 9 for a reconciliation of the components of BRE’s share of joint venture net income (including our proportionate share of NOI).
(7)	Consists of NOI from retail tenants associated with our operating communities and NOI from commercial communities that will later be developed as multifamily and other real estate expenses. For the three months ended December 31, 2011 other real estate expenses exceeded the NOI from retail and commercial.
(8)	Includes results from three communities sold in 2012 and two communities sold in 2011.

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Twelve Months Ended December 31, 2012 and 2011

(Dollar amounts in thousands)

			Revenues			Expenses
Region	No. of Communities	No. of Homes	YTD 2012	YTD 2011	% Change	YTD 2012	YTD 2011	% Change
California
San Diego	11	3,640	$67,646	$66,223	2.1%	$20,084	$19,399	3.5%
Inland Empire	5	1,173	19,733	19,273	2.4%	6,366	5,997	6.2%
Orange County	11	3,349	60,652	58,239	4.1%	19,283	18,906	2.0%
Los Angeles	13	3,047	63,338	59,947	5.7%	20,984	20,292	3.4%
San Francisco Bay Area	12	3,495	78,088	71,698	8.9%	21,187	20,250	4.6%

Subtotal; California	52	14,704	$289,457	$275,380	5.1%	$87,904	$84,844	3.6%
Washington
Seattle	13	3,456	54,162	49,873	8.6%	18,294	17,713	3.3%
Non Core Markets (1)	3	1,302	15,549	15,081	3.1%	5,737	5,458	5.1%

Total Same-Store (2)	68	19,462	$359,168	$340,334	5.5%	$111,935	$108,015	3.6%

			Net Operating Income
Region	No. of Communities	No. of Homes	YTD 2012	YTD 2011	% Change	% of Total
California
San Diego	11	3,640	$47,562	$46,824	1.6%	19.2%
Inland Empire	5	1,173	13,367	13,276	0.7%	5.4%
Orange County	11	3,349	41,369	39,333	5.2%	16.7%
Los Angeles	13	3,047	42,354	39,655	6.8%	17.1%
San Francisco Bay Area	12	3,495	56,901	51,448	10.6%	23.0%

Subtotal; California	52	14,704	$201,553	$190,536	5.8%	81.5%
Washington
Seattle	13	3,456	35,868	32,160	11.5%	14.5%
Non Core Markets (1)	3	1,302	9,812	9,623	2.0%	4.0%

Total Same-Store (2)	68	19,462	$247,233	$232,319	6.4%	100.0%

			Net Operating Income		Avg. Physical Occupancy	Gross Carrying Value
“Non Same-Store” Summary	No. of Communities	No. of Homes	YTD 2012	YTD 2011	YTD 2012	YTD 2012
Acquired communities (3)	3	652	$9,108	$5,167	95.8%	$173,182
Lease up communities (4)	2	606	5,380	3,778	71.9%	194,063
Rehabilitation communities (5)	1	440	5,336	4,980	94.7%	42,561
Joint venture income (6)	8	2,864	2,644	2,888
Commercial and Other (7)	n/a	n/a	85	1
Other income	n/a	n/a	2,530	2,536
Discontinued operations (8)	5	1,146	5,013	9,701

Total Non Same-Store	19	5,708	$30,096	$29,051	80.8%	$409,806

Less Communities Sold in 2011 and 2012	(5)	(1,146)
Total All Homes / NOI	82	24,024	$277,329	$261,370

(1)	Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).
(2)	Consists of communities completed, stabilized and owned by BRE for at least two twelve month periods. The term stabilized refers to communities that have reached a physical occupancy of at least 93%.
(3)	Consists of NOI from three communities acquired after January 1, 2011.
(4)	Consists of NOI from two development communities not yet included in the same-store portfolio.
(5)	Consists of NOI from one community under significant rehabilitation.
(6)	Consists of our percentage of net income derived from joint venture investments in rental communities. See page 9 for a reconciliation of the components of BRE’s share of joint venture net income (including our proportionate share of NOI).
(7)	Consists of NOI from retail tenants associated with our operating communities and NOI from commercial communities that will later be developed as multifamily and other real estate expenses.
(8)	Includes results from three communities sold in 2012 and two communities sold in 2011.

BRE Properties, Inc.

“Same-Store” Operating Expense Summary and Joint Venture Disclosure

(Dollar amounts in thousands)

SAME-STORE OPERATING EXPENSES (19,462 homes)

Quarter Ended December 31, 2012	Q4’12	Q4’11	$ Change	% Change	% of Q4’12 Operating Expenses
Property taxes	$8,046	$7,609	$437	5.7%	28.6%
Insurance	1,377	1,383	(6)	-0.4%	4.9%
Utilities	2,042	1,999	43	2.2%	7.3%
Property management fees (1)	2,971	2,820	151	5.4%	10.6%
Other operating expenses (2)	13,654	13,101	553	4.2%	48.6%

Total operating expenses	$28,090	$26,912	$1,178	4.4%	100.0%

Twelve Months Ended December 31, 2012	YTD 2012	YTD 2011	$ Change	% Change	% of YTD 2012 Operating Expenses
Property taxes	$32,917	$31,573	$1,344	4.3%	29.4%
Insurance	4,893	4,497	396	8.8%	4.4%
Utilities	7,794	8,411	(617)	-7.3%	7.0%
Property management fees (1)	11,664	11,083	581	5.2%	10.4%
Other operating expenses (2)	54,667	52,451	2,216	4.2%	48.8%

Total operating expenses	$111,935	$108,015	$3,920	3.6%	100.0%

(1)	Management fees based on a percentage of total revenues. Amount approximates the corporate cost to support on-site personnel.
(2)	Includes advertising, payroll, property level administrative costs, repairs & maintenance and unit turnover costs.

JOINT VENTURE DISCLOSURE- Quarter Ended December 31, 2012

Joint Ventures	Communities	Regional Breakdown	Homes (3)	BRE equity investment	BRE share of JV Debt
Relationship 1 - 15% BRE equity ownership	7	Phx. (3) Den. (4)	2,612	$34,257	$—
Relationship 2 - 35% BRE equity ownership	1	Phx. (1)	252	6,496	—

Total	8		2,864	$40,753	$—

BRE share	Q4’12	Q4’11	YTD 2012	YTD 2011
Revenues	$1,442	$1,967	$7,205	$8,066
Expenses	531	729	2,658	2,965

Net Operating Income	911	1,238	4,547	5,101
Depreciation	392	512	1,903	2,052
Interest	—	—	—	161

Net Income	$519	$726	$2,644	$2,888

Joint Venture Sales	Q4’12	Q4’11 (4)	YTD 2012 (3)	YTD 2011 (4)
Communities	—	1	3	2
Homes	—	264	728	488

BRE share	Q4’12	Q4’11	YTD 2012	YTD 2011
Net Proceeds	—	$4,700	$26,919	$9,349
Net Gain on Sale	—	$2,000	$6,025	$4,270
Net Gain attributable promote	—	$372	$2,264	$780

	Q4’12	Q4’11	YTD 2012	YTD 2011
Management fees earned	$348	$446	$1,637	$1,843

(3)	During the quarter ended September 30, 2012, one joint venture community located in Sacramento, CA and two joint venture communities located in Denver, CO were sold. BRE had a 35% equity ownership in the Sacramento, CA community and a 15% equity ownership in the Denver, CO communities.
(4)	During the quarter ended December 31, 2011, one joint venture community with in Denver, CO was sold. During the quarter ended September 30, 2011, one joint venture community in Denver, CO was sold. The Company had a 15% equity ownership in both of the communities sold.

BRE Properties, Inc.

Sequential “Same-Store” Multifamily Markets Summary

Last five quarters

REVENUES

	Q4’12	Q3’12	Q2’12	Q1’12	Q4’11
California
San Diego	0.4%	1.7%	0.2%	0.0%	-0.3%
Inland Empire	1.3%	1.1%	0.0%	0.1%	1.0%
Orange County	0.7%	1.2%	1.4%	0.5%	1.3%
Los Angeles	0.4%	2.4%	0.8%	0.7%	2.2%
San Francisco Bay Area	2.2%	3.1%	1.7%	2.5%	0.7%

Subtotal; California	1.0%	2.1%	1.0%	0.9%	0.9%
Washington
Seattle	1.5%	2.5%	3.5%	1.8%	0.4%
Non Core Markets (1)	0.3%	-0.5%	2.8%	-0.2%	0.9%

Total Same-Store (3)	1.0%	2.0%	1.4%	1.0%	0.9%

EXPENSES (2)

	Q4’12	Q3’12	Q2’12	Q1’12	Q4’11
California
San Diego	-1.2%	0.1%	4.1%	2.3%	-3.5%
Inland Empire	-1.5%	5.9%	1.4%	0.2%	-4.0%
Orange County	-0.1%	4.1%	-2.4%	0.3%	-0.4%
Los Angeles	-4.4%	9.5%	-4.6%	8.5%	-10.0%
San Francisco Bay Area	-1.3%	1.7%	1.6%	3.4%	-0.9%

Subtotal; California	-1.8%	4.0%	-0.3%	3.4%	-3.8%
Washington
Seattle	4.5%	-7.3%	7.9%	-2.8%	-0.9%
Non Core Markets (1)	-9.2%	4.0%	1.0%	4.3%	1.0%

Total Same-Store (3)	-1.2%	2.0%	1.1%	2.4%	-3.1%

NET OPERATING INCOME

	Q4’12	Q3’12	Q2’12	Q1’12	Q4’11
California
San Diego	1.0%	2.4%	-1.4%	-0.9%	1.0%
Inland Empire	2.8%	-1.2%	-0.6%	0.0%	3.5%
Orange County	1.0%	-0.1%	3.2%	0.5%	2.1%
Los Angeles	2.9%	-1.0%	3.5%	-2.8%	9.0%
San Francisco Bay Area	3.5%	3.6%	1.7%	2.2%	1.3%

Subtotal; California	2.2%	1.3%	1.5%	-0.1%	3.1%
Washington
Seattle	0.0%	7.9%	1.3%	4.4%	1.2%
Non Core Markets (1)	6.3%	-3.1%	4.0%	-2.7%	0.9%

Total Same-Store (3)	2.1%	2.0%	1.6%	0.4%	2.7%

(1)	Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).
(2)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.
(3)	Data reflects sequential results for the company’s current same-store pool totaling 19,462 homes for all periods shown.

BRE Properties, Inc.

Summary of Revenue and Occupancy Changes - “Same-Store” Communities

Q4’12 vs. Q3’12 Change		Avg. Revenue per Occupied Home (1)			Financial Occupancy (2)			Rental Revenue
	Homes	Q4’12	Q3’12	% Change	Q4’12	Q3’12	% Change	Q4’12	Q3’12	% Change
San Diego	3,640	$1,637	$1,628	0.6%	95.7%	95.9%	-0.2%	$17,107	$17,044	0.4%
Inland Empire	1,173	1,476	1,466	0.7%	96.4%	95.8%	0.6%	5,008	4,943	1.3%
Orange County	3,349	1,607	1,599	0.5%	95.3%	95.1%	0.2%	15,384	15,281	0.7%
Los Angeles	3,047	1,842	1,835	0.4%	95.6%	95.6%	0.0%	16,098	16,034	0.4%
San Francisco Bay Area	3,495	2,018	1,987	1.6%	95.6%	95.0%	0.6%	20,229	19,792	2.2%
Seattle	3,456	1,413	1,394	1.4%	95.4%	95.3%	0.1%	13,975	13,770	1.5%
Non Core Markets	1,302	1,056	1,054	0.2%	94.9%	94.8%	0.1%	3,915	3,901	0.4%

Same-Store	19,462	$1,645	$1,630	0.9%	95.5%	95.4%	0.1%	$91,717	$90,765	1.0%

Q4’12 vs. Q4’11 Change		Avg. Revenue per Occupied Home (1)			Financial Occupancy (2)			Rental Revenue
	Homes	Q4’12	Q4’11	% Change	Q4’12	Q4’11	% Change	Q4’12	Q4’11	% Change
San Diego	3,640	$1,637	$1,601	2.3%	95.7%	95.7%	0.0%	$17,107	$16,730	2.3%
Inland Empire	1,173	1,476	1,450	1.8%	96.4%	95.8%	0.6%	5,008	4,889	2.4%
Orange County	3,349	1,607	1,543	4.1%	95.3%	95.6%	-0.3%	15,384	14,819	3.8%
Los Angeles	3,047	1,844	1,747	5.5%	95.5%	96.6%	-1.1%	16,098	15,430	4.3%
San Francisco Bay Area	3,495	2,018	1,860	8.5%	95.6%	94.4%	1.2%	20,229	18,415	9.9%
Seattle	3,456	1,413	1,298	8.8%	95.4%	94.7%	0.7%	13,975	12,748	9.6%
Non Core Markets	1,302	1,056	1,037	1.9%	94.9%	94.3%	0.6%	3,915	3,818	2.5%

Same-Store	19,462	$1,645	$1,559	5.5%	95.5%	95.4%	0.1%	$91,717	$86,849	5.6%

2012 vs. 2011 Change		Avg. Revenue per Occupied Home (1)			Financial Occupancy (2)			Rental Revenue
	Homes	YTD 12/31/12	YTD 12/31/11	% Change	YTD 12/31/12	YTD 12/31/11	% Change	YTD 12/31/12	YTD 12/31/11	% Change
San Diego	3,640	$1,622	$1,585	2.4%	95.5%	95.7%	-0.2%	$67,646	$66,223	2.1%
Inland Empire	1,173	1,470	1,433	2.5%	95.4%	95.5%	-0.2%	19,733	19,273	2.4%
Orange County	3,349	1,585	1,516	4.5%	95.2%	95.6%	-0.4%	60,652	58,239	4.1%
Los Angeles	3,047	1,814	1,722	5.3%	95.5%	95.2%	0.3%	63,338	59,947	5.7%
San Francisco Bay Area	3,495	1,957	1,799	8.8%	95.1%	95.0%	0.1%	78,088	71,698	8.9%
Seattle	3,456	1,368	1,262	8.4%	95.5%	95.3%	0.2%	54,162	49,873	8.6%
Non Core Markets	1,302	1,048	1,018	2.9%	95.0%	94.8%	0.2%	15,549	15,081	3.1%

Same-Store	19,462	$1,613	$1,529	5.5%	95.3%	95.3%	0.0%	$359,166	$340,333	5.5%

(1)	Average revenue per occupied home includes rental and ancillary income earned on occupied homes during the period. Ancillary income per occupied home totals approximately $63 per home per month for the twelve months ended December 31, 2012. Amounts reflect the effect of concessions amortized over the average lease term.
(2)	Financial occupancy is defined as gross potential rent less vacancy loss as a percentage of gross potential rent. Gross potential rent is determined by valuing occupied homes at contract rates and vacant homes at market rents. Vacancy loss is determined by valuing vacant homes at current market rents.

BRE Properties, Inc.

“Same-Store” Operating Metrics

	No. of	Occupancy (2)		Occupancy (3)		Turnover Ratio (4)		Turnover Ratio (4)
	Homes	Q4’12	Q4’11	YTD’12	YTD’11	Q4’12	Q4’11	YTD’12	YTD’11
California
San Diego	3,640	95.8%	95.7%	95.4%	95.6%	62%	63%	67%	68%
Inland Empire	1,173	96.4%	95.8%	95.3%	95.5%	44%	48%	57%	57%
Orange County	3,349	95.2%	95.6%	95.4%	95.6%	61%	55%	64%	62%
Los Angeles	3,047	95.8%	96.7%	95.7%	95.3%	55%	49%	63%	58%
San Francisco Bay Area	3,495	96.0%	94.6%	95.6%	95.5%	51%	48%	58%	55%

Subtotal; California	14,704	95.8%	95.6%	95.5%	95.5%	56%	54%	63%	61%
Washington
Seattle	3,456	95.6%	94.8%	95.7%	95.5%	53%	47%	55%	55%
Non Core Markets (1)	1,302	94.7%	94.5%	94.8%	95.1%	54%	50%	61%	62%

Total/Average Same-Store (5)	19,462	95.7%	95.4%	95.5%	95.5%	55%	52%	61%	60%

(1)	Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).
(2)	Represents average physical occupancy for the quarter.
(3)	Represents average physical occupancy for the year to date period.
(4)	Represents the annualized number of homes turned over for the period, divided by the number of homes in the region
(5)	Consists of stabilized communities owned by BRE since January 1, 2011.

“Same -Store” New Lease and Renewal Transactions

	New Leases				Renewals				Total New Leases/Renewals
	Q4’12	New Leases Effective (6)	Previous Resident Effective (7)	% Change	Q4’12	Renewal Effective (6)	Expiring Effective (8)	% Change	Q4’12	Current Effective (6)	Prior Effective	% Change
California
San Diego	506	$1,572	$1,596	-1.5%	397	$1,636	$1,591	2.8%	903	$1,600	$1,594	0.4%
Inland Empire	120	1,485	1,492	-0.4%	153	1,468	1,420	3.4%	273	1,476	1,451	1.7%
Orange County	482	1,561	1,559	0.1%	403	1,611	1,553	3.8%	885	1,584	1,556	1.8%
Los Angeles	352	1,875	1,839	1.9%	286	1,896	1,813	4.6%	638	1,884	1,827	3.1%
San Francisco Bay Area	384	2,056	1,991	3.3%	421	2,026	1,892	7.1%	805	2,040	1,939	5.2%

Subtotal; California	1,844	$1,722	$1,708	0.8%	1,660	$1,758	$1,681	4.6%	3,504	$1,739	$1,695	2.6%
Washington
Seattle	400	1,391	1,389	0.1%	382	1,350	1,270	6.3%	782	1,371	1,331	3.0%
Non Core Markets (1)	190	985	1,019	-3.4%	158	1,040	1,003	3.7%	348	1,010	1,012	-0.2%

Total Same-Store (9)	2,434	$1,610	$1,602	0.5%	2,200	$1,636	$1,561	4.8%	4,634	$1,622	$1,582	2.5%

(6)	Represents leased rent per home less the monthly value of concessions awarded on leases and renewals signed during the quarter.
(7)	Represents leased rent per home less the monthly value of concessions awarded on the prior resident for the same home that was leased during the quarter.
(8)	Represents leased rent per home less the monthly value of concessions awarded on the prior lease that expired during the quarter.
(9)	The Q4’12 total same-store pool consists of 19,462 homes. Average lease term for leases signed during the quarter was 10 months. Annualized growth for total new leases/renewals totals 3.0%.

BRE Properties, Inc.

Debt Summary as of December 31, 2012

(Dollar amounts in thousands)

DEBT MATURITY SCHEDULE

	Secured Debt		Unsecured Debt			Weighted Avg. Rate (1)
	Amortization	Balloon	Floating	Fixed	Total		% of Debt
Year
2013	$842	$29,639	—	$40,018	$70,499	6.35%	4.1%
2014	3,839	—	—	50,000	53,839	4.77%	3.1%
2015	7,962	—	—	—	7,962	5.63%	0.5%
2016	9,041	—	—	—	9,041	5.64%	0.5%
2017	9,307	—	—	300,000	309,307	5.50%	17.9%
2018	9,853	—	—	—	9,853	5.63%	0.6%
2019	6,492	317,975	—	—	324,467	5.59%	18.7%
2020	3,346	343,646	—	—	346,992	5.61%	20.0%
2021	—	—	—	300,000	300,000	5.20%	17.3%
2022	—	—	—	—	—	0.00%	0.0%
2023	—	—	—	300,000	300,000	3.38%	17.3%

Total	$50,682	$691,260	$—	$990,018	$1,731,960	5.13%	100%

WEIGHTED AVERAGE COST OF DEBT

	Balance	Weighted Avg. Term	Weighted Avg. Rate	Percentage of Total Debt
Fixed Rate
Unsecured	$990,018	6.87	4.79%	57.2%
Secured	741,942	6.03	5.59%	42.8%

	$1,731,960	6.51	5.13%	100.0%
Floating Rate
Unsecured(2)	—	2.25		0.0%
Loan Fees(3)			0.26%
Total debt	$1,731,960	6.51	5.39%	100.0%

CAPITALIZED INTEREST

	Q4’12	Q4’11
Capitalized Interest	$5,610	$4,229

	YTD 2012	YTD 2011
Capitalized Interest	$21,633	$14,431

SUMMARY OF COMPLIANCE- Senior Unsecured Notes

	Requirement	Actual
Total Debt to Gross Assets	< 60%	40%
Debt Service Test	> 1.5	2.64
Total Secured Debt to Total Assets	< 40%	17%
Total Unencumbered Assets to Unsecured Debt	> 1.5	3.39

SUMMARY OF PREFERRED SHARES

Q4’12
Total preferred shares outstanding	2,160
Liquidation value	$53,993
Dividend yield at par	6.75%

SENIOR UNSECURED DEBT RATING

As of January 30, 2013

Moody’s	Baa2	(stable)
Standard & Poor’s	BBB	(stable)
Fitch	BBB+	(stable)

SUMMARY OF COMPLIANCE - Line of Credit

	Requirement	Actual
Leverage Ratio	< 60%	35%
Maximum Secured Indebtedness	< 40%	14%
Minimum Unsecured Leverage	> 1.65	3.83
Minimum Fixed Charge Coverage	> 1.5	2.61

(1)	Represents the weighted average coupon interest rates of BRE’s debt maturities in the year in which they become due.
(2)	The $750 million senior unsecured line of credit priced at LIBOR plus 120 bps plus an annual 20bps facility fee on the total commitment of the facility, which matures on April 3, 2015, and has a one year extension option.
(3)	Includes amortization of all fees associated with all outstanding debt (including annual facility fees on our unsecured line of credit).

BRE Properties, Inc.

Development Summary

December 31, 2012

(Dollar amounts in millions)

CONSTRUCTION IN PROGRESS	Number of Homes	Cost Incurred	Estimated Cost	Balance to Fund	Product Type	First CO (1)	Final CO (1)
Aviara (2)
Mercer Island, WA	166	$31.6	$44.5	$12.9	Podium	Q1’13	Q2’13
Solstice
Sunnyvale, CA	280	70.8	121.9	51.1	Podium	Q4’13	Q1’14
Wilshire La Brea
Los Angeles, CA	478	176.0	277.3	101.3	Podium	Q4’13	Q4’14
Redwood City (3)
Redwood City, CA	264	23.9	97.8	73.9	Podium	Q2’14	Q4’14

Total CIP	1,188	$302.3	$541.5	$239.2

LAND UNDER DEVELOPMENT (4)	Number of Homes	Cost Incurred	Estimated Cost(5)	Balance to Fund	Product Type	Estimated Start Date
Mission Bay (6)
San Francisco, CA	360	$70.0	TBR	TBR	Podium	Q1’13
Pleasanton I
Pleasanton, CA	254	20.7	TBR	TBR	Garden	TBD
Pleasanton II
Pleasanton, CA	255	14.0	TBR	TBR	Garden	TBD

Total Land Owned	869	$104.7	$390.6	$285.9

LAND UNDER CONTRACT (7)	Number of Homes	Cost Incurred (8)	Estimated Cost (5)	Balance to Fund	Product Type
Walnut Creek BART
Walnut Creek, CA	358	$12.3	TBR	TBR	Podium

(1)	Represents estimated quarter in which first and final certificates of occupancy will be received. Projects generally receive phased certificates of occupancy during the final six to twelve months of construction.
(2)	During the fourth quarter of 2010, the Company entered into a ground lease for the Mercer Island site. The ground lease has an initial term of 60 years, two 15-year extensions followed by a 9-year extension. The annualized GAAP expense is $664,000.
(3)	During Q4’2012, the parcel of land located in Redwood City, CA was transferred from land under development to construction in progress.
(4)	Represents projects in various stages of pre-construction development. Projects are transferred to construction in progress when construction contracts are finalized and construction activity has commenced.
(5)	Reflects the aggregate cost estimates includingl and. Specific community cost estimates To Be Reported (TBR) once entitlement approvals are received and the Company is prepared to begin construction.
(6)	Represents two parcels of land in the Mission Bay district that are entitled for residential use and can be developed in phases.
(7)	Land under contract represents land parcels for which: 1) the Company has a signed agreement and the right to acquire the land (but not the obligation), 2) made a non refundable deposit and 3) commenced the entitlement process. Costs incurred on these projects are recorded in Other assets on the Consolidated Balance Sheets.
(8)	Represents deposits, contractual costs, and internal and external entitlement expenses incurred to date.

Note:	Development pipeline totals above do not include a potential future redevelopment site in Emeryville, California. The site consists of two existing occupied office buildings. The net book value of this investment is $10.7 million and it is recorded in Investment in rental communities. Predevelopment costs associated with this site total $3.7 million and are recorded in Other assets.

BRE Properties, Inc. Share Analysis as of December 31, 2012 (Dollar and share amounts in thousands)	Exhibit A

SUMMARY OF COMMON SHARES

Weighted Average	Qtr. Ended 12/31/ 2012	Qtr. Ended 9/30/2012	Qtr. Ended 6/30/2012	Qtr. Ended 3/31/2012	Qtr. Ended 12/31/2011
Weighted average shares outstanding (1)	76,872	76,813	76,735	76,000	75,415
Weighted average OP units	—	—	—	60	270
Dilutive effect of stock based awards	308	317	335	380	415

Diluted shares - FFO	77,180	77,130	77,070	76,440	76,100
Less: Anti-dilutive OP Units (2)	—	—	—	(60)	(270)

Diluted shares - EPS(3)	77,180	77,130	77,070	76,380	75,830

	YTD	YTD
Weighted Average	12/31/2012	12/31/2011
Weighted average shares outstanding (1)	76,567	71,220
Weighted average OP units	20	510
Dilutive effect of stock based awards	353	450

Diluted shares - FFO	76,940	72,180
Less: Anti-dilutive OP Units (2)	(20)	(510)

Diluted shares - EPS(3)	76,920	71,670

	As of	As of	As of	As of	As of
Ending	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011
Shares outstanding at end of period	76,925	76,831	76,796	76,679	75,556
OP units at end of period	—	—	—	—	160
Dilutive effect of stock based awards	330	313	287	297	446

Total	77,255	77,144	77,083	76,976	76,162

SUMMARY OF PREFERRED SHARES

	Qtr. Ended 12/31/2012	Qtr. Ended 9/30/2012	Qtr. Ended 6/30/2012	Qtr. Ended 3/31/2012	Qtr. Ended 12/31/2011
6.75% Series D, $25 per share liquidation preference	2,160	2,160	2,160	2,160	2,160

(1)	Represents denominator for shares in the calculation of basic earnings per share.
(2)	Under FASB guidance, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.
(3)	Represents denominator for shares in the calculation of diluted EPS.

2013 Financial Outlook	Exhibit B

(dollars in thousands, except per share amounts) 2013: EPS & FFO per share guidance
	Low End		High End
Earnings per share	$1.00		$1.10
Depreciation per share	$1.35		$1.35
Funds from operations per share	$2.35		$2.45

2013: Same-store outlook
	Low End		High End
Same-store revenue (2013 vs 2012)	3.50%		4.75%
Same-store expense (2013 vs 2012)	3.75%		3.00%
Same-store net operating income (2013 vs 2012)	3.40%		5.55%

Regional breakdown of same store revenues	Low End		High End	% of Total Same Store Revenues
Seattle	5.00%		6.25%	14%
San Francisco Bay Area	5.50%		6.75%	25%
Southern California	2.50%		3.75%	57%
Non Core markets	1.00%		2.00%	4%

Total	3.50%		4.75%	100%

2013: Other elements of guidance

2013 Same-store and non same-store pools
	Communities		Homes
Ending 2012 communities
Same-store	68		19,462
Non same-store
Acquisition communities	3		652
Lease-up communities	2		606
Renovation communities	1		440

Total wholly of majority owned communities	74		21,160

2012 pool adjustments
2012 acquisition communities moved to 2013 same store	3		652
2012 lease-up community moved to 2013 same-store	1		270
2012 renovation community moved to 2013 same store	1		440

2013 Communities
Same-store	73		20,824
Non same-store
Lease-up communities	1		336

Total wholly or majority owned communities	74		21,160

Operating and capital elements	Level / Range
Occupancy (same-store)	95.0%-95.3%
LIBOR (average)	35-50 bps
Weighted average cost of debt outstanding	5.35%-5.40%
Operating property acquisitions	—		—
Development advances	$190,000	—	$225,000
Capitalized interest	$22,000	—	$23,500
Debt maturities	$70,000	—	$70,000
Revenue enhancing rehab & other	$35,000	—	$50,000
Recurring capital expenditures	$22,000	—	$25,000
Common stock	$—	—	$50,000
Community sales / land sales	$150,000	—	$250,000
Debt issuance	$—	—	$—

Detail of increase in shares outstanding	Low End		High End
Diluted shares outstanding 12/31/12	77,255		77,255
Weighted average impact of shares issued in 2013	545		745

2013 Outlook weighted average shares outstanding	77,800		78,000

2013 Financial Outlook	Exhibit B, continued

2013: Detail of financial outlook line items against comparable 2012 actual results (dollar amounts in thousands except per share amounts)
	2012	2013			2013
	Actual	Low End			High End
Rental and ancillary revenues
Same-store (1)	$387,313	$400,869		3.50%	$405,710		4.75%
Non same-store (1)
Lease-up communities	1,062	8,750			9,000
Acquisition communities	—	—			—
Commercial & other	1,763	1,770			1,800

Total rental and ancillary revenues	390,138	411,389			416,510

Real estate expenses
Same-store (1)	120,862	125,394		3.75%	124,488		3.00%
Non same-store (1)
Lease-up communities	456	3,400			3,200
Acquisition communities	—	—			—
Commercial & other	1,678	1,850			1,750

Total real estate expenses	122,996	130,644			129,438
Property level net operating income
Same-store (1)	266,451	275,475		3.40%	281,223		5.55%
Non same-store (1)
Lease-up communities	606	5,350			5,800
Acquisition communities	—	—			—
Commercial & other	85	(80)			50

Total property level net operating income	267,142	280,745			287,073

2013 acquisition communities (net)	—	—			—
Non real estate expenses
Provision for depreciation	100,518	105,000			105,000
General & administrative	22,848	24,250			23,250
Interest expense	68,467	69,000			68,000
Other expenses	15,000	—			—
Loss on retirement of debt	—	—			—

Total non real estate expenses	206,833	198,250			196,250

Partnership and other income
Partnership income	2,644	2,000			2,300
Net gain on sale of unconsolidated entity	6,025	—			—
Other income non property related	2,530	1,600			1,650

Total partnership and other income	11,199	3,600			3,950

Discontinued operations—communities sold
Net operating income	5,013 (2)	(6,000	)(3)		(6,000	)(3)
Depreciation	(1,100)	—			—
Gain on sales of discontinued operations	62,136	—			—

Total discontinued operations	66,049	(6,000)			(6,000)

Redeemable noncontrolling interest in income	413	300			300
Preferred stock dividends	3,645	3,645			3,645
Redemption related preferred stock issuance costs	—	—			—

Net income available to common shareholders	$133,499	$76,150			$84,828

Reconciliation to funds from operations
Depreciation from continuing and discontinued ops	101,618	105,000			105,000
Depreciation from unconsolidated entities	1,903	1,400			1,500
Convertible redeemable noncontrolling interests in income		—			—
Gain on sales of discontinued operations	(62,136)	—			—
Net gain on sale of unconsolidated entity	(6,025)	—			—

Funds from operations	$168,859	$182,550			$191,328

Diluted shares outstanding—FFO	76,940	77,800			78,000

FFO per common share	$2.19	$2.35			$2.45

Core FFO per common share	$2.39	$2.35			$2.45

(1)	2012 Actual Same-store and Non Same-store communities are presented to reflect results for the comparable 2013 community pool composition.
(2)	Net operating income from three San Diego assets sold in 2012. Countryside Village sold on May 17, 2012 for $12.6 million and Terra Nova and Canyon Villa sold on December 20, 2012 for $77.0 million.
(3)	Assumes midpoint ($200 million) of estimated 2013 range of sales proceeds closing on July 1, at a 6.0% cap rate. Annual NOI from properties anticipated to be sold are included in Same-store totals above, deduction in this line represents NOI lost post the July 1 assumed sale date.

BRE Properties, Inc.	Exhibit C
Non-GAAP Financial Measure Reconciliations and Definitions
(Dollar amounts in thousands)

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE’s definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. We calculate FFO in accordance with the NAREIT definition.

We believe that FFO is a meaningful supplemental measure of our operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated community, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our communities that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our communities, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

Core Funds from Operation (“Core FFO”)

Core funds from operations (“Core FFO”) begins with FFO as defined by the NAREIT White Paper and adjusts for: the impact of any expenses relating to non-operating asset impairment and valuation allowances; property acquisition costs and pursuit cost write-offs (other expenses); gains and losses from early debt extinguishment, including prepayment penalties and preferred share redemptions; executive level severance costs; gains and losses on the sales of non-operating assets, and other non-comparable items.

	Quarter Ended 12/31/2012	Quarter Ended 12/31/2011	Twelve Months Ended	Twelve Months Ended
Net income available to common shareholders	$73,805	$33,574	$133,499	$66,461
Depreciation from continuing operations	26,519	25,301	100,518	101,047
Depreciation from discontinued operations	102	371	1,100	2,893
Redeemable and other noncontrolling interest in income	99	165	413	1,168
Depreciation from unconsolidated entities	392	512	1,903	2,052
Net gain on sales of discontinued operations	(53,856)	(14,489)	(62,136)	(14,489)
Net gain on sale of unconsolidated entities	—	(2,022)	(6,025)	(4,270)
Less: Redeemable noncontrolling interest in income not convertible into common shares	(99)	(105)	(413)	(420)

Funds from operations	$46,962	$43,307	$168,859	$154,442

Non core items in the periods presented	—	—	15,000	4,173

Core Funds from operations	$46,962	$43,307	$183,859	$158,615

Diluted shares outstanding - EPS (1)	77,180	75,830	76,920	71,670
Net income per common share - diluted	$0.96	$0.44	$1.74	$0.93

Diluted shares outstanding - FFO (1)	77,180	76,100	76,940	72,180
FFO per common share - diluted	$0.61	$0.57	$2.19	$2.14

Diluted shares outstanding - Core FFO (1)	77,180	76,100	76,940	72,180
Core FFO per common share - diluted	$0.61	$0.57	$2.39	$2.20

(1)	See analysis of weighted average shares and ending shares at Exhibit A.

BRE Properties, Inc. Non-GAAP Financial Measure Reconciliations and Definitions (Dollar amounts in thousands)	Exhibit C, continued

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined by BRE as EBITDA, excluding minority interests, gains or losses from sales of investments, preferred stock dividends and other expenses. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, gains (losses) from community dispositions and other charges, which permits investors to view income from operations without the impact of noncash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our communities that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our communities, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA and Adjusted EBITDA as measures of our performance is limited. Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter Ended 12/31/2012	Quarter Ended 12/31/2011	Twelve Months Ended	Twelve Months Ended
Net income available to common shareholders	$73,805	$33,574	$133,499	$66,461
Interest, including discontinued operations	17,979	18,103	68,467	74,964
Depreciation, including discontinued operations	26,621	25,672	101,618	103,940

EBITDA	118,405	77,349	303,584	245,365
Redeemable and other noncontrolling interest in income	99	165	413	1,168
Net gain on sales	(53,856)	(14,489)	(62,136)	(14,489)
Dividends on preferred stock	911	911	3,645	7,655
Other expenses	—	—	15,000	402
Net gain on sale of unconsolidated entities	—	(2,022)	(6,025)	(4,270)
Redemption related to preferred stock issuance cost	—	—	—	3,771

Adjusted EBITDA	$65,559	$61,914	$254,481	239,602

Net Operating Income (NOI)

We consider community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core community operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead from acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of our communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with our definition and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter Ended 12/31/2012	Quarter Ended 12/31/2011	Twelve Months Ended	Twelve Months Ended
Net income available to common shareholders	$73,805	$33,574	$133,499	$66,461
Interest, including discontinued operations	17,979	18,103	68,467	74,964
Depreciation, including discontinued operations	26,621	25,672	101,618	103,940
Redeemable and other noncontrolling interest in income	99	165	413	1,168
Net gain on sales	(53,856)	(14,489)	(62,136)	(14,489)
Net gain on sale of unconsolidated entities	—	(2,022)	(6,025)	(4,270)
Dividends on preferred stock	911	911	3,645	7,655
General and administrative expense	5,696	5,697	22,848	21,768
Other expenses	—	—	15,000	402
Redemption related to preferred stock issuance cost	—	—	—	3,771

NOI	$71,255	$67,611	$277,329	$261,370

Less Non Same-Store NOI	7,629	7,674	30,096	29,051

Same-Store NOI	$63,626	$59,937	$247,233	$232,319